                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

         |X| Filed by the Registrant
         |_| Filed by a Party other than the Registrant
         Check the appropriate box:
         |_| Preliminary Proxy Statement
         |_| Confidential, for Use of the Commission Only (as permitted by Rule
             14a-6(e)(2))
         |X| Definitive Proxy Statement
         |_| Definitive Additional Materials
         |_| Soliciting Material Pursuant to ss. 240.14a-12

                                    NN, Inc.
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                (Name of Registrant as Specified In Its Charter)
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     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

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|X|     No fee required.
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|_|      Fee paid previously with preliminary materials.
|_|      Check box if any part of the fee is offset as provided by Exchange  Act
Rule  0-11(a)(2)  and identify the filing for which the  offsetting fee was paid previously.  Identify the previous filing by registration  statement  number, or the Form or Schedule and the date of its filing.

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April 15, 2004

Dear Shareholder:

You are cordially invited to attend the 2004 Annual Meeting of NN, Inc., which will be held on May 13, 2004, at 10:00 a.m., local time, at the Charleston Place
Hotel, 205 Meeting Street, Charleston, South Carolina, 29401.

The business to be conducted at the Annual Meeting is described in the attached
Notice of Meeting and Proxy Statement. You are urged to read the Proxy Statement carefully before completing the enclosed proxy card.

To assure your representation at the meeting, please mark, date and sign the proxy card and return it in the enclosed envelope at your earliest convenience, whether or not you plan to attend the meeting. If you attend the Annual Meeting, you may revoke your proxy and vote in person if you so desire.

Sincerely,

/s/ Roderick R. Baty
Roderick R. Baty
Chairman

                                    NN, Inc.

                             2000 Waters Edge Drive

                             Johnson City, TN 37604

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Notice is hereby given that the Annual Meeting of Shareholders of NN, Inc., a
Delaware corporation, will be held on May 13, 2004, at 10:00 a.m., local time, at the Charleston Place Hotel, 205 Meeting Street, Charleston, South Carolina,
29401, for the following purposes:

     (1)  To elect one Class I director, to serve for a term of three years;

     (2)  To ratify the selection of PricewaterhouseCoopers LLP as the Company's independent auditor for the fiscal year ending December 31, 2004; and

     (3)  To conduct such other business as properly may come before the meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THESE PROPOSALS.

Details regarding these matters are contained in the accompanying Proxy
Statement.

Holders of record of Common Stock at the close of business on March 29, 2004, are entitled to notice of and to vote at the Annual Meeting.

Please mark, date and sign the enclosed proxy card and return it in the envelope provided. You may revoke your proxy at any time before the votes are cast at the
Annual Meeting in accordance with the instructions given in the accompanying
Proxy Statement.

By Order of the Board of Directors,

/s/ William C. Kelly, Jr.
William C. Kelly, Jr.
Secretary, Treasurer and Chief Administrative Officer

Johnson City, Tennessee
April 15, 2004

                                    NN, INC.

                                 PROXY STATEMENT

                                       FOR

                       2004 ANNUAL MEETING OF SHAREHOLDERS

     Proxies are being solicited by the Board of Directors of NN, Inc. (the
"Company"), in connection with the annual meeting of shareholders to be held on
May 13, 2004 at the Charleston Place Hotel, 205 Meeting Street, Charleston,
South Carolina, 29401 (the "Annual Meeting"), for the purpose of considering and acting upon the matters set forth in the foregoing Notice of Annual Meeting of
Shareholders (the "Notice"). Shareholders of record of the Company's common stock, par value $.01 per share ("Common Stock"), as of the close of business on
March 29, 2004, will be entitled to vote at the meeting. On March 29, 2004 (the
"Record Date"), 16,711,958 shares of Common Stock were issued and outstanding.

     The entire cost of this proxy solicitation is being paid by the Company. In addition to solicitation by mail, officers and employees of the Company, without additional remuneration, may solicit proxies by telephone, facsimile transmission or personal contact. Brokerage houses, banks, nominees, fiduciaries and other custodians will be requested to forward soliciting material to the beneficial owners of shares held by them of record and will be reimbursed by the
Company for their expenses in so doing.

     The mailing address of the Company's executive office is 2000 Waters Edge
Drive, Johnson City, Tennessee 37604. This Proxy Statement and the form of proxy was mailed to shareholders on or about April 15, 2004.

Voting; Quorum; Proxies

     Each share of Common Stock outstanding on the Record Date is entitled to one vote on each matter submitted to a vote of shareholders at the Annual
Meeting. A quorum for the conduct of business is established when the holders of at least a majority of the outstanding shares of Common Stock entitled to vote in the election of directors is present at the meeting or is represented by proxy. Representatives of the Company will serve as inspectors of election for the Annual Meeting.

     Shares represented by a properly executed proxy will be voted at the Annual
Meeting in the manner specified. In the absence of specific instructions, shares represented by a properly executed proxy will be voted for each of the nominees for election to the Board of Directors named herein and for the proposal to ratify the selection of PricewaterhouseCoopers LLP to serve as the Company's independent auditor for 2004.

     The Board of Directors does not now intend to bring before the Annual
Meeting any matters other than those disclosed in the Notice, and it is not aware of any business that any other persons intend to bring before the Annual
Meeting. Should any such matter requiring a vote of the shareholders arise, the enclosed form of proxy confers upon the persons named therein the discretionary authority to vote the shares represented by the proxy as they deem appropriate.

     A proxy may be revoked at any time before it is exercised by delivery to the Secretary of the Company of a written revocation or a subsequently dated proxy and will be deemed revoked if the shareholder votes in person at the
Annual Meeting.

Voting Rights and Outstanding Shares

Proposal I:    Election of Directors. Directors are elected by a plurality vote and the nominee who receives the most votes will be elected. Abstentions and broker non-votes will not be taken into account in determining the outcome of the election.

Proposal II:   Ratification of Auditors. To be approved, this matter must receive the affirmative vote of the majority of the shares present in person or by proxy and entitled to vote on the matter. Abstentions will have the effect of "no"
votes on this matter. A broker non-vote will not be considered present and entitled to vote on non-routine items and will have no impact on the vote for this proposal.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK

Security Ownership of Management

     The following table shows, as of March 29, 2004, the beneficial ownership of Common Stock by each director, each executive officer named in the Summary
Compensation Table, and all directors and executive officers as a group, in each case as reported to the Company by such persons.

                     Name and Address of                         Number of Shares               Percentage
                    Beneficial Owner (1)                      Beneficially Owned (2)      Beneficially Owned (2)

Roderick R. Baty                                                      278,945    (3)               1.7%
James L. Earsley                                                      234,339    (4)               1.4%
Frank T. Gentry III                                                   132,080    (5)               *
David L. Dyckman                                                       97,884    (6)               *
Robert R. Sams                                                         63,572    (7)               *
Dario E. Galetti                                                       35,000    (8)               *
Michael E. Werner                                                      28,287    (9)               *
G. Ronald Morris                                                       28,000   (10)               *
Steven T. Warshaw                                                      25,000   (11)               *
Robert M. Aiken, Jr.                                                    3,000                      *
All directors and executive officers as a group (14 persons)        1,011,374                      6.1%
_______________________________

*    Less than 1%

(1)  The address of the beneficial owner is c/o NN, Inc., 2000 Waters Edge
     Drive, Johnson City, Tennessee 37604.

(2)  Computed in accordance with Rule 13d-3 of the Securities Exchange Act of
     1934, as amended.

(3)  Includes 276,550 shares of Common Stock subject to presently exercisable options.

(4)  Includes 13,000 shares of Common Stock subject to presently exercisable options and 2,640 shares of Common Stock registered in the name of Mr.
     Earsley's son.

(5)  Includes 100,519 shares of Common Stock subject to presently exercisable options.

(6)  Includes 97,784 shares of Common Stock subject to presently exercisable options.

(7)  Includes 63,472 shares of Common Stock subject to presently exercisable options.

(8)  Represents 35,000 shares of Common Stock subject to presently exercisable options and options exercisable within 60 days.

(9)  Includes 23,000 shares of Common Stock subject to presently exercisable options and 5,287 shares of Common Stock reregistered in the name of Mr.
     Werner's wife.

(10) Includes 23,000 shares of Common Stock subject to presently exercisable options.

(11) Includes 23,000 shares of Common Stock subject to presently exercisable options.

Security Ownership of Certain Beneficial Owners

     The following table sets forth the number of shares of the Company's Common
Stock beneficially owned by the only parties known to the Company's management to own more than 5% of the Company's Common Stock as of December 31, 2003.

                  Name and Address of             Number of Shares             Percentage
                    Beneficial Owner            Beneficially Owned         Beneficially Owned

DePrince, Race & Zollo, Inc                       3,847,450  (1)                  23.1%
201 S. Orange Avenue
Suite 850
Orlando, FL 32801

Wellington Management Company, LLP               1,241,000  (2)(3)                7.5%
75 State Street
Boston, MA 02109

Wells Fargo and Company                             863,150  (4)                  5.2%
420 Montgomery Street
San Francisco, CA 94104

-----------------------

(1)  Amount based on Schedule 13G filed with the SEC on February 4, 2004.

(2)  Includes 615,300 shares for which Wellington Management Company, LLP, an investment adviser, reports shared voting power with the beneficial owners of such shares and 1,241,000 shares for which Wellington Management
     Company, LLP reports shared dispositive power with the beneficial owners of such shares. Wellington Management Company, LLP, holds all such shares on behalf of its clients and disclaims any economic interest in the shares.

(3)  Amount based on Schedule 13G filed with the SEC on February 12, 2004.

(4)  Amount based on Schedule 13G filed with the SEC on January 26, 2004.

Section 16(a) Beneficial Ownership Reporting Compliance

     Under Section 16(a) of the Securities Exchange Act of 1934, as amended, each of the Company's directors and executive officers, and any beneficial owner of more than 10% of the Common Stock, is required to file with the SEC initial reports of beneficial ownership of the Common Stock and reports of changes in beneficial ownership of the Common Stock. Such persons also are required by SEC regulations to furnish the Company with copies of all such reports.

     Based solely on its review of the copies of such reports furnished to the
Company for the year ended December 31, 2003, the Company is not aware of any instance of noncompliance with Section 16(a) by its directors, executive officers or owners of more than 10% of the Common Stock.

                                   PROPOSAL I
                              ELECTION OF DIRECTORS

     The Company's Certificate of Incorporation provides for the division of the
Board of Directors into three classes: Class I, Class II and Class III. Only one class of directors is elected at each annual meeting. Each director so elected serves for a three-year term and until his or her successor is elected and qualified, subject to such director's earlier death, resignation or removal.

     On March 4, 2004, the Board of Directors elected to reduce the number of board seats from seven to six effective immediately upon the completion of the term of the two Class I directors at the Annual Meeting on May 13, 2004.

Nominees

     One Class I director will be elected to the Board of Directors at the
Annual Meeting. The Company has nominated for election Michael E. Werner, a current director of the Company. The nominee has indicated a willingness to continue to serve as a director if elected, but if Mr. Werner should decline or be unable to serve, the persons named as proxies intend to vote all shares in favor of the election of such other person who may be nominated as a replacement by the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

                                   PROPOSAL II
                      RATIFICATION OF SELECTION OF AUDITORS

     The firm of PricewaterhouseCoopers LLP has been selected by the Audit
Committee of the Board of Directors as the Company's outside auditors for 2004.
Although it is not required to do so, the Board has determined that it is desirable to seek shareholders' ratification of the selection of
PricewaterhouseCoopers LLP. If the shareholders should not ratify the appointment of PricewaterhouseCoopers LLP, the Audit Committee will reconsider the appointment.

     A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting and will have an opportunity to make a statement, if he or she so desires, and will be available to respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

                       SUBMISSION OF SHAREHOLDER PROPOSALS

     Any shareholder proposal intended to be presented at next year's Annual
Meeting must be received by the Company at its executive offices not later than
December 15, 2004 in order to be considered for inclusion in the Company's proxy statement and form of proxy for such meeting. These proposals should be sent to
NN, Inc., Attention: Secretary, 2000 Waters Edge Drive, Johnson City, Tennessee
37604. Proposals of shareholders not intended for inclusion in the Company's
2005 proxy statement must be received by the Company in writing no later than
February 28, 2005 in order to preclude the Company's use of its discretionary proxy voting authority to vote on the proposal or nominee if shareholder is present at the 2005 annual meeting.

                         INFORMATION ABOUT THE DIRECTORS

     The following table sets forth the names of each current director
(including the nominees for election), their age, their years of service as a director, the year in which their current term expires and their current positions with the Company. The table is followed by a more detailed biographical description for each director.

                                    Director        Term
Name                     Age         Since        Expires     Positions with the Company

Roderick R. Baty         50           1995          2006      Chairman of the Board, Chief Executive Officer,
                                                              President and Director
Robert M. Aiken, Jr.     61           2003          2006      Director
Michael E. Werner        59           1995          2004      Director - nominee for re-election
G. Ronald Morris         67           1994          2005      Director
Steven T. Warshaw        55           1997          2005      Director
James L. Earsley         58           1999          2005      Director

     Roderick R. Baty became President and Chief Executive Officer in July 1997 and was elected Chairman of the Board in September 2001. He joined the Company in July 1995 as Vice President and Chief Financial Officer and was elected to the Board of Directors to fill a vacant seat in August 1995. Prior to joining the Company, Mr. Baty served as President and Chief Operating Officer of Hoover
Precision Products from 1990 to January 1995, and as Vice President and General
Manager of Hoover Group from 1985 to 1990.

     Robert M. Aiken, Jr. retired in December 2003 as President of RMA
Consulting, Inc., a management consulting firm he founded in 1998. Prior to this position, Mr. Aiken served as Executive Vice President and Chief Financial
Officer of Sunoco, an independent refiner and marketer of petroleum and petrochemical products. Mr. Aiken held this position from 1996 and served as
Senior Vice President and Chief Financial Officer from 1990 to 1996. From 1970 to 1990 Mr. Aiken held various financial positions within Sunoco. Prior to Mr.
Aiken joining Sunoco, he held positions with Hershey Foods and earlier with
Coopers and Lybrand. Mr. Aiken currently serves as a non-executive Chairman of the Board of Directors of eGames, Inc., a publicly traded company and a publisher of consumer entertainment personal computer software games.

     Michael E. Werner is a management consultant with Werner Associates, a management consulting firm that Mr. Werner co-founded in 1982 specializing in manufacturing companies. During the five years prior to starting his business,
Mr. Werner served as Director of Strategic Planning and Business Development for
the Uniroyal Chemical Company. He also has held positions with the New York
Central Company, Western Electric Company and the Continental Group.

     G. Ronald Morris retired during 1999 from Western Industries, Inc., a contract manufacturer of metal and plastic products. Mr. Morris had served as
President, Chief Executive Officer and director of Western Industries, Inc.
since July 1991. From 1989 to 1991, Mr. Morris served as Chairman of the Board of Integrated Technologies, Inc., a manufacturer of computer software, and from
1988 to 1989, he served as Vice Chairman of Rexnord Corporation, a manufacturer of mechanical power transmission components and related products, including anti-friction bearings. From 1982 to 1988, Mr. Morris served as President and
Chief Executive Officer of PT Components, Inc., a manufacturer of mechanical power transmission components and related products that was acquired by Rexnord
Corporation in 1988.

     Steven T. Warshaw became President and Chief Executive Officer in July 2002 of M Cubed Technologies, Inc, a developer and manufacturer of advanced composite materials and ultra-precise electronic components and modules. Prior to this position he served as President of Hexcel Schwebel, a global producer of advanced structural materials, from April 2000 to November 2001. Mr. Warshaw served from February 1999 as Senior Vice President of Photronics, Inc., a global supplier to the semiconductor industry. From 1996 to 1999, he served as
President of Olin Microelectronic Materials, a company supplying technologically advanced chemicals, products, and services to semiconductor manufacturers. Prior to his current position, Mr. Warshaw served in a variety of positions at Olin since 1974, including President of OCG Microelectronic Materials and Vice
President of Olin's Chemicals Division.

     James L. Earsley has spent his entire career with Industrial Molding
Corporation (IMC) and was Chairman of the Board at the time of the Company's acquisition of IMC on July 4, 1999.

Compensation of Directors

     Directors who are not employees of the Company are paid an annual retainer of $20,000 and a fee of $1,000 for each Board meeting attended, $750 for each committee meeting attended and $500 for each teleconference meeting attended.
Additionally, committee chairs are paid an annual retainer of $3,250. Directors who are employees of the Company do not receive any compensation for their service as directors. Directors may elect to defer some or all of the compensation they are provided by the Company. Additionally, the Compensation
Committee has from time to time granted options to the non-employee directors.
The Company also reimburses all directors for out-of-pocket expenses incurred in attending Board and Committee meetings.

Committees of the Board

     Audit Committee. The Audit Committee of the Board of Directors consists of
Robert M. Aiken, Jr., Michael E. Werner, and Steven T. Warshaw. All members of the Audit Committee are independent as defined by Nasdaq rules and Mr. Aiken has been designated as the "audit committee financial expert" as defined by in Item
401(h) of Regulation S-K. Among other matters described in its charter, the
Audit Committee is responsible for engaging the independent certified public accountants to conduct the annual audit of the books and accounts of the Company and for reviewing the adequacy and effectiveness of the internal auditing, accounting and financial controls of the Company with the independent certified public accountants and the Company's internal financial and accounting staff.
The Audit Committee originally adopted a written charter in June 2000. The Audit
Committee has subsequently revised this charter in April 2003 and in March 2004.
The Audit Committee Charter is subject to review and reassessment at least annually. This revised charter is attached to this Proxy Statement as Annex A.
The Audit Committee met nine times in 2003.

     Compensation Committee. The Compensation Committee of the Board of
Directors consists of G. Ronald Morris, Michael E. Werner, James L. Earsley and
Steven T. Warshaw. All members of the Compensation Committee are independent as defined by Nasdaq rules. The Compensation Committee annually reviews and approves corporate goals and objectives relative to Chief Executive Officer evaluation, compensation and performance. Additionally, the Compensation
Committee is responsible for reviewing and approving the Company's executive compensation policies and practices and supervising the administration of the
Company's employee benefit plans, including the NN, Inc. Stock Incentive Plan.
In April 2003, the Compensation Committee presented to the Board and the Board approved a written charter. In March 2004, the Compensation Committee approved a revised charter which is included on the Company's website at www.nnbr.com. The functions of the Compensation Committee are discussed in further detail in the section entitled "Report of the Compensation Committee" herein. The Compensation
Committee met three times in 2003.

     Governance Committee. The Governance Committee of the Board of Directors
was formed by the Board of Directors in the third quarter of 2002. The Committee consists of Michael E. Werner, Steven T. Warshaw, James L. Earsley and G. Ronald
Morris. All members of the Governance Committee are independent as defined by
Nasdaq rules. The Governance Committee is responsible for recommending nominees for election to the Board of Directors and appointment of Directors to committees of the Board. In evaluating director nominees, including candidates submitted by shareholders, the Governance Committee will consider the candidate's experience, integrity, ability to make independent analytical inquiries, understanding of the Company's business environment and willingness to devote adequate time to board duties. The Governance Committee will also consider whether a candidate meets the definition of "independent director"
under Nasdaq rules. Additionally, the Governance Committee is responsible for overseeing the process of providing information to the Board, developing corporate governance principles applicable to the Company and oversight and annual evaluation of the Board of Directors. In October 2002, the Governance
Committee adopted a statement of Principles of Corporate Governance. In April
2003, the Governance Committee presented to the Board and the Board approved a written charter. In March 2004, the Compensation Committee revised this charter which is included on the Company's website at www.nnbr.com. The Governance
Committee met six times in 2003.

Attendance at Board and Committee Meetings

     The Board of Directors held eight meetings in 2003. Each director of the
Company was present for all of the meetings of the Board of Directors and each
Committee on which such director served with the exception of two missed Board meetings by former director Richard D. Ennen and one missed Board meeting by
Michael D. Huff. All of the Directors attended the 2003 Annual Meeting of
Shareholders.

Communicating with the Board

     Shareholders and other interested parties may communicate to the Board by writing to any Board member at the address of the Company's principal executive offices, as set forth on the first page of this Proxy Statement. Additionally, communications to the Board can be directed to individual members by directing
e-mails to nnboard@nnbr.com. A link to this address is available on our website at www.nnbr.com.

                             EXECUTIVE COMPENSATION

     The following table sets forth for the years ended December 31, 2001, 2002 and 2003, certain information concerning the compensation paid for services rendered in all capacities by the Company to its Chief Executive Officer and to
each of the other four most highly compensated executive officers of the Company whose annual salary and bonus in 2003 exceeded $100,000 (the "Named Executive
Officers").

                           SUMMARY COMPENSATION TABLE

                                                                                      Long-Term
                                                                                     Compensation
                                                                                        Awards            All Other
                                                           Annual Compensation         Options/         Compensation
Name and Principal Position                     Year      Salary ($) Bonus ($)         SARs (#)            ($) (1)

Roderick R. Baty                                2003      319,000      121,210                0            4,742(2)
Chairman/Chief Executive Officer/President      2002      297,733      125,244                0               4,446
                                                2001      284,000            0           75,000               3,821

Dario E. Galetti                                2003      241,110       67,534           15,000          116,716(3)
Managing Director/NN Europe                     2002      194,263       62,572                0              97,063
                                                2001      175,259       50,026                0              81,652

Frank T. Gentry III                             2003      194,000       74,555                0            4,139(2)
Vice President/Manufacturing                    2002      184,888       65,120                0               3,941
                                                2001      179,000            0           40,550               3,632

David L. Dyckman                                2003      194,000       63,085                0            4,035(2)
Chief Financial Officer/Vice President of       2002      184,888       65,491                0               3,842
Corporate Development                           2001      179,000            0           40,050               3,539

Robert R. Sams                                  2003      165,000       62,868                0            3,507(2)
Vice President/Market Services                  2002      158,317       54,912                0               3,360
                                                2001      154,000            0           21,600               3,205

-------------------------------------------------------------------------------------------------------------------

(1)  Amounts reported for 2003 include $4,000, $3,886, $3,880, and $3,300 in
     Company matching contributions under a "401(k)" savings plan for Messrs.
     Baty, Gentry, Dyckman and Sams, respectively. This plan is open to substantially all of the Company's U.S. employees and officers who have met certain service and age requirements.

(2)  Amounts reported for 2003 include $742, $259, $155 and $207 in premiums paid by the Company for supplemental life insurance for the benefit of
     Messrs. Baty, Gentry, Dyckman and Sams, respectively.

(3)  Amounts reported for 2003 represent costs paid by the Company for the benefit of Mr. Galetti for Italian social programs. These programs include pension, unemployment, health, hospitalization and severance as well as other social programs.

                        OPTION GRANTS IN FISCAL YEAR 2003

     The following table sets forth information with respect to options granted during fiscal 2003 to the Named Executive Officers.

                                                                                                      Potential Realizable
                                                                                                        Value At Assumed
                                              Individual Grants                                      Annual Rates Of Stock
                               Shares        % Of Total Options                                      Price Appreciation For
                             Underlying        Options Granted         Exerise                           Option Term (2)
                               Options         To Employees in        Price Per      Expiration
Name                         Granted (#)         Fiscal 2003          Share (1)         Date             5%          10%

Dario E. Galetti               15,000               28.9%              $ 10.67         5/28/13       $100,650      $255,150

(1)  The exercise price is based on the fair market value at the date of the grant of the option. The options have a vesting period of three years, and terminate ten years from the date of grant, subject to earlier termination in certain conditions. The exercisability of the options is accelerated in the event of a change of control (as defined in the option agreements).

(2)  The amounts shown as potential realizable values are based on assumed annualized rates of appreciation in the price of Common Stock of five percent and ten percent over the term of the options, as set forth in the rules of the Securities and Exchange Commission. Actual gains, if any, on stock option exercises are dependent upon the future performance of the
     Common Stock. There can be no assurance that the potential realizable values reflected in this table will be achieved.

                       AGGREGATED OPTION EXERCISES IN 2003
                           AND YEAR-END OPTION VALUES

     The following table sets forth certain information concerning stock option exercises during 2003 and option values at year-end, with respect to stock options granted to the Named Executive Officers.

                                                                                         Value of Unexercised In-
                                                              Number of Unexercised        The-Money Options
                               Shares                          Options at Year-End           at Year-End ($)
                            Acquired on         Value              Exercisable/                Exercisable/
Name                        Exercise (#)     Realized ($)         Unexercisable              Unexercisable(1)

Roderick R. Baty                 0                0               276,550/24,750           $1,483,927/$110,633
David L. Dyckman                 0                0               97,784/13,217               525,149/59,078
Frank T. Gentry III              0                0               100,519/13,382              509,930/59,815
Robert R. Sams                   0                0                63,472/7,128               334,314/31,862
Dario E. Galetti                 0                0               30,000/15,000               147,900/28,350

------------------------

(1)  On December 31, 2003, the market price of the Common Stock was $12.56 per share.

Equity Compensation Plan Information

     The following table provides information about the Company's shares of
Common Stock that may be issued upon the exercise of options, warrants and rights under all of its existing equity compensation plans as of December 31,
2003. All such plans have been approved by the Company's shareholders.

                                                                                               Number of securities
                                                                                             remaining available for
                                                                                              future issuance under
                                   Number of securities to          Weighted-average           equity compensation
                                   be issued upon exercise         exercise price of             plans (excluding
                                    of outstanding options,       outstanding options        securities reflected in
        Plan Category                warrants and rights.         warrants and rights.              column a)
----------------------------------------------------------------------------------------------------------------------
Equity compensation plans
approved by shareholders                   1,251,652                      $7.53                      447,054

Equity compensation plans
not approved by
shareholders                                      --                         --                           --

Total                                      1,251,652                      $7.53                      447,054

Employment and Change of Control Agreements with Named Executive Officers

     Messrs. Baty, Gentry, Dyckman and Sams have written employment agreements to serve in their respective positions that extend automatically for successive one-year terms unless either party gives notice of termination. The Company may terminate each executive's employment with or without cause, but if terminated without cause, he would continue to receive his annual salary, paid on a monthly basis, for one year from the date of termination. Additionally, Messrs. Baty,
Gentry, Dyckman and Sams have a written change of control agreement. These agreements state if an executive's employment is terminated within two years following a change of control as defined in the document that each executive will receive a lump sum payment of a multiple of his annual salary. The multiple for each of the executive officers is as follows: Mr. Baty - 2.5; Mr. Gentry -
2.0; Mr. Dyckman - 2.0 and Mr. Sams - 2.0. Additionally, certain benefits will continue to be paid by the Company to each executive officer for a period of time of 30 months, 24 months, 24 months and 24 months for Messrs. Baty, Gentry,
Dyckman and Sams, respectively. Messrs. Baty, Gentry, Dyckman and Sams have also agreed to a non-competition agreement that ends two years after the conclusion of his employment with the Company.

                       BOARD OF DIRECTOR'S AUDIT COMMITTEE
                             REPORT TO SHAREHOLDERS

     In accordance with its written charter adopted by the Board of Directors, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. Management has responsibility for preparation of the Company's financial statements and the independent auditors have responsibility for the examination of those statements. Each of the members of the Audit Committee meets the independence requirements of the Nasdaq Stock
Market.

     The Audit Committee has reviewed and discussed with the Company's management and PricewaterhouseCoopers LLP, the Company's independent auditor, the audited financial statements of the Company for 2003; has discussed with
PricewaterhouseCoopers LLP matters required to be discussed by applicable
Auditing Standards; has received from the independent auditors the written disclosures and letter required by Independence Standards No. 1; and has discussed with the independent auditor the auditor's independence, including whether PricewaterhouseCoopers LLP's provision of non-audit services to the
Company was compatible with maintaining PricewaterhouseCoopers LLP's independence. Based on the review and discussions described above, the Audit
Committee recommended to the Company's Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003 for filing with the Securities and
Exchange Commission.

     The Audit Committee originally adopted a written charter in June 2000. In
April 2003 and on March 2004, the Audit Committee approved a revised charter for the Audit Committee. A copy of this charter is attached to this Proxy Statement as Annex A.

                              Robert M. Aiken, Jr.
                                Michael E. Werner
                                Steven T. Warshaw

                     MATTERS RELATED TO INDEPENDENT AUDITORS

     On August 19, 2003, the Company retained the services of
PricewaterhouseCoopers LLP as its principal accountants to audit the Company's consolidated financial statements, replacing KPMG LLP. The decision to retain
PricewaterhouseCoopers LLP was based upon a reevaluation by the Company of its current professional relationships and was approved by the Company's Board of
Directors at the recommendation of the Company's Audit Committee.

     KPMG's reports on the Company's consolidated financial statements for each of the years ended December 31, 2002 and 2001 did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

     During the same period and through their dismissal on August 18, 2003, there were no disagreements with KPMG on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or

                                       10

procedure which disagreements, if not resolved to KPMG's satisfaction would have caused them to make reference to the subject matter of the disagreement in connection with their opinion. Additionally, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

Fees billed to the Company by KPMG LLP in fiscal year 2002 and by
PricewaterhouseCoopers LLP in fiscal year 2003 are summarized as follows:

     Audit Fees. Audit fees billed to the Company by KPMG LLP in 2002 and
PricewaterhouseCoopers LLP in 2003 for review of the Company's annual financial statements and those financial statements included in the Company's quarterly reports on Form 10-Q totaled $421,712 and $554,836 respectively.

     Audit Related Fees. Audit related fees billed to the Company by KPMG LLP in
2002 and PricewaterhouseCoopers LLP in 2003 generally included benefit plan audits and other attestation services totaled $105,490 and $339,129, respectively.

     Tax Fees. Tax fees billed to the Company by KPMG LLP in 2002 and
PricewaterhouseCoopers LLP in 2003 were $352,293 and $166,033 respectively and include domestic and international corporate tax compliance, planning and advice.

     All Other Fees. There were no other fees billed to the Company by KPMG LLP during 2002 and PricewaterhouseCoopers in 2003 that were not included within the above categories.

Pre-Approval Policies and Procedures.

     The Audit Committee pre-approves all audit and permissible non-audit services to be provided to the Company by its independent auditor prior to commencement of services. The Audit Committee Chairman has the authority to pre-approve such services up to a specified fee amount and these pre-approved decisions are presented to the full Audit Committee at its next scheduled meeting. Since the effective date of the Securities and Exchange Commission's rules regarding strengthening auditor independence, all of the audit, audit-related, and tax services by PricewaterhouseCoopers LLP were pre-approved in accordance with the Audit Committee's policies and procedures.

                      REPORT OF THE COMPENSATION COMMITTEE

     The Compensation Committee of the Board of Directors is responsible for the oversight of the Company's compensation policies. The membership of the
Compensation Committee during 2003 consisted of G. Ronald Morris, Michael E.
Werner, Steven T. Warshaw and James L. Earsley. The report of the Committee on executive officer compensation for 2003 is set forth below.

Compensation Principles

     The goal of the Company is to structure its compensation arrangements for executive officers in a manner that will promote the Company's profitability and enhance shareholder value. In designing its compensation arrangements to achieve this goal, the Company is guided by the following objectives:

     •    attracting and retaining qualified and dedicated executives who are essential to the long-term success of the Company;

     •    providing compensation packages that are competitive with the compensation arrangements offered by comparable companies, including the Company's competitors;

     •    tying a significant portion of an executive officer's compensation to the Company's and the individual's performance; and

     •    directly aligning the interests of management with the interests of the shareholders through stock-based compensation arrangements.

                                       11

     In 2003, the components of the Company's executive compensation arrangements consisted of salary, cash bonus and stock option award opportunities pursuant to the Stock Incentive Plan.

Executive Officer Compensation

     As a general matter, the Company believes the interests of the Company and its shareholders are best served by developing and maintaining compensation policies that are consistent and market competitive with peer group industrial companies. The Company therefore periodically conducts peer group benchmarking of public industrial companies and utilizes this information to aid in establishing a competitive compensation program for the company. The following criteria are utilized as a basis for this program: performance (revenue growth,
EPS growth, return on net assets, return on equity, and total shareholder return), executive pay, annual incentive/bonus, benefits, and stock incentive awards.

     The current executive compensation structure includes a formal salary grade structure that establishes five levels of executive compensation within the
Company. Base salary ranges (low, mid and high) are established for each salary grade. In addition, a formal annual incentive bonus plan includes threshold, target, and maximum awards based upon pre-established financial performance criteria.

Salary

     The salary levels for the Company's executive officers and managers are reviewed and determined biannually. Adjustments to executive officer compensation are evaluated based upon the individual's and Company's performance within the framework of the Company's formal compensation policies.

Annual Bonus

     Annual bonuses are based solely on a formalized plan. Bonus payments are contingent upon achieving pre-established net income goals for each operating business unit and the total company. The bonuses paid to Named Executive
Officers for 2003 are set forth in the Summary Compensation Table.

Stock Incentive Plan

     Prior to its initial public offering in 1994, the Company adopted the Stock
Incentive Plan under which 1,125,000 shares of the Company's common stock have been reserved for issuance to executive officers and other key employees, as determined by the Compensation Committee. The Stock Incentive Plan has been amended over time to increase the number of shares available for issuance pursuant to awards made under the plan to 2,450,000. This Plan expired on March
2, 2004. Stock options granted under this plan prior to expiration are exercisable upon vesting for a period of ten years after the date of grant.

     Stock option grants to the Company's executive officers and managers are generally reviewed and determined biannually by the Compensation Committee. With respect to options awarded, the committee utilizes a structure based upon the following: recommendations from the independent compensation review, Mr. Baty's recommendations (other than himself), and rewards to such officers and other key employees for superior performance and to provide financial incentives for such officers and employees to continue to perform in a superior manner. The Company awarded 15,000 options to one executive officer during 2003. 37,000 options were awarded to executive officers during 2002.

Compensation of the Chief Executive Officer

     The Company's decisions regarding compensation of its Chief Executive
Officer are guided by the same policies and considerations that govern compensation of the Company's other executive officers. Mr. Baty's salary was set at a level that the Committee determined was appropriate on the basis of the following factors: 1) The Company's overall performance, 2) Mr. Baty's individual performance and 3) The competitiveness of Mr. Baty's salary in comparison to similar industrial companies.

                                       12

Compliance with Internal Revenue Code Section 162(m)

     Section 162(m) of the Internal Revenue Code of 1986, as amended, precludes any public corporation from taking a deduction for compensation in excess of $1 million paid to its chief executive officer or any of its other executive officers. Certain performance-based compensation, however, is exempt from the deduction limit. No formal policy has been adopted by the Company with respect to minimizing the risk that compensation paid to its executive officers will exceed the deduction limit. The Company does not anticipate that any compensation paid to its executive officers in 2003 will exceed the limit imposed by Section 162(m).

Compensation Committee Interlock and Insider Participation

     All compensation decisions during the fiscal year ended December 31, 2003 for each of the Named Executive Officers were made by the Compensation Committee of the Board of Directors, consisting of Messrs Morris, Werner, Warshaw and
Earsley, none of whom is or was an officer or employee of the Company during the last fiscal year.

Certain Relationships and Related Transactions

     There were no transactions in 2003 requiring disclosure pursuant to Item
404 of Regulation S-K.

                              G. Ronald Morris
                              Michael E. Werner
                              Steven T. Warshaw
                              James L. Earsley

                                       13

                                PERFORMANCE GRAPH

     The following graph compares the cumulative total shareholder return on the
Company's Common Stock (consisting of stock price performance and reinvested dividends) from December 31, 1998 with the cumulative total return (assuming reinvestment of all dividends) of (i) the Value Line Machinery Industry Stock
Index and (ii) the Standard & Poor's 500 Stock Index, for the period December
31, 1998 through December 31, 2003. The Value Line Machinery Industry Index is
an industry index comprised of 49 companies engaged in manufacturing of machinery and machine parts, a list of which is available from the Company. The comparison assumes $100 was invested in the Company's Common Stock and in each of the foregoing indices on December 31, 1998. There can be no assurances that the performance of the Common Stock will continue in the future with the same or similar trend depicted on the graph.

                                                            Cumulative Total Shareholder Return
                              Dec. 31, 1998   Dec. 31, 1999   Dec. 31, 2000   Dec. 31, 2001   Dec. 31, 2002   Dec. 31, 2003
NN, Inc.                          100.00          131.67          181.33         226.46          209.56           271.46
Standard and Poors 500            100.00          119.62          107.49          93.47           71.63            90.53
Machinery Industry Index          100.00          136.20          140.16         173.05          173.21           273.53

                                       14

                                  ANNUAL REPORT

     The Company's 2004 Annual Report to Shareholders, which includes its Annual
Report on Form 10-K for the year ended December 31, 2003, is being mailed together with this Proxy Statement.

     Notwithstanding anything to the contrary set forth in the Company's previous filings under the Securities Act of 1933, as amended, or the Exchange
Act that might incorporate future filings, including this Proxy Statement, in whole or in part, the Audit Committee Report, the Compensation Committee Report
and the Stock Performance Graph (included herein) shall not be incorporated by reference into any such filings.

                                       By Order of the Board of Directors,

                                         /s/ William C. Kelly, Jr.
                                       William C.  Kelly, Jr.
                                       Secretary, Treasurer and Chief
                                       Administrative Officer

     SHAREHOLDERS ARE REQUESTED TO MARK, DATE AND SIGN THE ENCLOSED PROXY CARD
AND RETURN IT IN THE ENCLOSED ENVELOPE. YOUR PROMPT RESPONSE WILL BE HELPFUL,
AND YOUR COOPERATION WILL BE APPRECIATED.

                                       15

                                                                         ANNEX A

                                    NN, INC.
                               AUDIT COMMITTEE OF
                             THE BOARD OF DIRECTORS

                                     CHARTER

I.   PURPOSE

     The Audit Committee shall provide assistance to the corporate directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the Corporation, and the quality and integrity of the financial reports of the Corporation. The Audit Committee's primary duties and responsibilities are to:

     •    Oversee that management has maintained the reliability and integrity of the accounting policies and financial reporting and disclosure practices of the Corporation.

     •    Oversee that management has established and maintained processes to assure that an adequate system of internal control is functioning within the Corporation.

     •    Oversee that management has established and maintained processes to assure compliance by the Corporation with all applicable laws, regulations and corporate policy.

     •    Monitor the independence and performance of the corporation's independent auditors.

     •    Provide a communication link between the independent auditors, management and the Board.

     The Audit Committee will fulfill these responsibilities primarily by carrying out the activities enumerated in Section IV of this Charter.

II.  COMPOSITION

     The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent as defined under any applicable rules of the Nasdaq Stock Market and the Sarbanes-Oxley Act of 2002 (the "Act") and the rules promulgated under the act. All members of the Audit Committee shall be free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Audit Committee.

     All members of the Audit Committee shall have a working familiarity with basic finance and accounting practices in order to be able to read and understand fundamental financial statements (including the Company's balance sheet, income statement and cash flow statement). In the determination of the Board, at least one member shall meet the definition of "audit committee financial expert" as set forth in the Act. The chairman of the Audit Committee will meet the definition of an "audit committee financial expert." Audit Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Corporation or an outside consultant.

     The members of the Audit Committee shall be elected by the Board at the annual organizational meeting of the Board and shall serve until their successors shall be duly elected and qualified. Unless a Chairperson is elected by the full Board, the members of the Audit Committee may designate a Chairperson by majority vote of the full Audit Committee membership.

III. MEETINGS

     The Audit Committee shall meet at least five times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Audit Committee should meet at least annually with

                                        1

     management and the independent accountants separately to discuss any matters that the Audit Committee or any of these groups believes should be discussed privately. In addition, the Audit Committee should meet with the independent auditors and management quarterly to review the Corporation's financial statements and significant findings based upon the independent auditors review and auditing procedures.

     The Committee should maintain minutes of its meetings and periodically report to the Board on significant matters relating to the Committee.

IV.  RESPONSIBILITIES AND DUTIES

     To fulfill its responsibilities and duties the Audit Committee shall:

     Documents/Reports Review

          1.   Review and reassess, at least annually, the adequacy of this
               Charter. Make recommendations to the Board, as conditions
               dictate, to update this Charter.

          2.   Prior to releasing year end earnings, the Committee will review with management and the independent auditors the financial results. It will also review the results of the audit with the independent auditors and will discuss certain matters as required to be communicated to audit committees in accordance with
               applicable accounting and auditing standards.

          3.   Review the Corporation's annual audited financial statements prior to filing with the SEC as part of Form 10-K. This review should include a discussion with management and the independent auditors of significant issues regarding accounting principles, practices and judgments.

          4.   In consultation with management and the independent auditors, the
               Committee shall consider the integrity of the Company's financial reporting processes and controls, and discuss significant
               financial risk exposures and the steps management has taken to monitor, control, and report such exposures. The Committee shall review significant findings by the independent auditors together with management's response.

          5.   Review with management and the independent auditors the
               Corporation's quarter financial results prior to the release of earnings and the corporation's quarterly financial statements prior to filing with the SEC as part of form 10-Q. This review and discussion will include any significant issues regarding accounting principles, practices and judgments and any items required to be communicated by the independent auditors in accordance with applicable accounting ad auditing standards.

     Independent Accountants

          6.   Once per year there will be an evaluation of Audit Committee performance conducted by the Board of Directors.

          7.   Review the performance of the independent auditors and make all decisions regarding the appointment or termination of the
               independent auditors. The Audit Committee has the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent auditors. The independent auditors are ultimately accountable to the Audit Committee for their audit of the financial statements of the Corporation. On an annual basis, the Audit Committee should review and discuss with the independent auditors all significant relationships with the
               Corporation to determine the auditor's independence

          8.   The Audit Committee has the sole authority to approve all audit engagement fees and terms.

          9.   Oversee independence of the accountants by:

                                        2

               -    receiving from the independent auditors, on a periodic
                    basis, a formal written statement delineating all
                    relationships between the independent auditors and the
                    Corporation consistent with Independence Standards Board
                    Standard 1 ("ISB No. 1");

               -    reviewing, and actively discussing with the Board, if
                    necessary, and the independent auditors, on a periodic
                    basis, any disclosed relationships or services between the independent auditors and the Corporation or any other
                    disclosed relationships or services that may impact the
                    objectivity and independence of the independent auditors;

               -    recommending, if necessary, that the Board take certain
                    actions to satisfy itself of the auditor's independence; and

               -    confirming that the independent auditors' are independent
                    pursuant to Rule 2-01 of Regulation S-X and any requirements of the Act.

          10.  Based on the review and discussions referred to in section IV.2 and IV.5, the Audit Committee shall determine whether to
               recommend to the Board that the Corporation's audited financial statements be included in the Corporation's Annual Report on Form
               10-K for the last fiscal year for filing with the Securities and
               Exchange Commission.

          11.  Consider whether the engagement of the independent auditors for non-audit services is compatible with maintaining the independent auditor's independence and review the fees for such services. The
               Audit Committee shall approve in advance the engagement and the payment of fees to the auditor for non-audit services. Such services will only be those permissible by the Act and any Nasdaq
               Stock Market requirements.

     Financial Reporting Process

          12.  In conjunction with the independent auditors and the internal auditors, review the integrity of the Corporation's financial reporting processes, both internal and external.

          13.  Consider and approve, if appropriate, major changes to the
               Corporation's accounting principles and practices proposed by management. Discuss with the independent auditors any significant changes in auditing standards or their audit scope.

          14.  Establish regular systems of reporting to the Audit Committee by each of management and the independent auditors regarding any significant judgments made in management's preparation of the financial statements and any significant difficulties encountered during the course of the review or audit, including any
               restrictions on the scope of the work or access to required information. Discuss policies with respect to risk assessment and risk management.

          15.  Review any significant disagreement among management and the independent accountants in connection with the preparation of the financial statements.

     Legal Compliance/General

          16.  Review with the Corporation's counsel, any legal matter that could have a significant impact on the Corporation's financial statements. As appropriate, obtain advice and assistance from outside independent legal, accounting or other advisors.

          17.  Establish confidential, anonymous procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls and auditing matters.

          18.  Approve the report of the Audit Committee required by the rules of the SEC to be included in the Corporation's annual proxy statement.

          19.  Review and approve all related party transactions.

                                        3

     While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditors. Nor is it the duty of the Audit Committee to conduct investigations, resolve disagreements, if any, between management and the independent auditors or to assure compliance with laws and regulations.

                                        4

                                    NN, Inc.
                    2000 Waters Edge Drive, Bldg. C., Ste. 12
                             Johnson City, TN 37604

SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE
HELD ON MAY 13, 2004, AT THE CHARLESTON PLACE HOTEL, 205 MEETING STREET,
CHARLESTON, SC 29401.

The undersigned stockholder hereby appoints William C. Kelly, Jr. and David L.
Dyckman, and each of them, with full power of substitution and revocation, the proxies of the undersigned to vote all shares registered in the name of the undersigned on all matters set forth in the proxy statement and on any other matters that may properly come before the Annual Meeting and all adjournments thereof.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE
STOCKHOLDER. IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED FOR THE DIRECTOR
NOMINEE AND FOR THE RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP
AS INDEPENDENT AUDITORS.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE DIRECTOR NOMINEE AND FOR THE
RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT
AUDITORS.

Please mark your votes as indicated in the example:  |X|

     1.   Election of Director.

     Nominee: Michael E. Werner. For, except vote withheld from the following nominee.

          |__| For            |__| Withheld

     2.   For ratification of the selection of PRICEWATERHOUSECOOPERS LLP as independent auditors.

          |__| For            |__| Against            |__| Abstain

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HERIN
BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE
VOTED FOR THE DIRECTOR NOMINEE AND FOR THE RATIFICATION OF THE SELECTION OF
PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT AUDITORS.

In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting.

Note: Please sign exactly as name appears hereon. Joint owners should each sign.
When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                       DATE:
                                            ------------------------------------

                                       SIGNATURE
                                                --------------------------------

                                       SIGNATURE
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